Trade and Other Payables	12 Months Ended
Dec. 31, 2022
Trade and other payables [abstract]
Trade and Other Payables	TRADE AND OTHER PAYABLES

		December 31,
		2022	2021
	Notes	US$ in millions
Trade payables	21(a)	$23	$31
Customer deposits and other deferred revenue	21(b)	350	401
Interest payables		167	141
Accrued employee benefit expenses		162	134
Construction payables and accruals		86	188
Other tax payables		69	115
Outstanding chip liability	21(b)	49	65
Interest payable related to LVS Term Loan	26(a)(iii)	28	—
Loyalty program liability	21(b)	25	26
Casino liabilities		15	21
Payables to related companies	26(b)	8	5
Other payables and accruals		54	56
		1,036	1,183
Less: non-current portion		(128)	(112)
Current portion		$908	$1,071

Trade and other payables are measured at amortized cost and the carrying amount is approximately equivalent to their fair value on each balance sheet date.
(a)    Trade payables
The aging analysis of trade payables based on invoice date is as follows:

	December 31,
	2022	2021
	US$ in millions
0-30 days	$18	$22
31-60 days	4	7
61-90 days	1	1
Over 90 days	—	1
	$23	$31

(b)    Contract and contract related liabilities
The Group provides numerous products and services to its customers. There is often a timing difference between the cash payment by the customers and recognition of revenue for each of the associated performance obligations. The Group has the following main types of liabilities associated with contracts with customers: (1) outstanding chip liability, (2) loyalty program liability, and (3) customer deposits and other deferred revenue for gaming and non-gaming products and services yet to be provided.
The outstanding chip liability represents the collective amounts owed to gaming promoters and patrons in exchange for gaming chips in their possession. Outstanding chips are expected to be recognized as revenue or redeemed for cash within one year of being purchased. The loyalty program liability represents a deferral of revenue until patron redemption of points earned. The loyalty program points are expected to be redeemed and recognized as revenue within one year of being earned. Due to travel restrictions resulting from the COVID-19 Pandemic, the Group temporarily extended the redemption period of these points. The required redemption period was reinstated progressively in December 2022 and expected to be fully implemented during 2023. Customer deposits and other deferred revenue represent cash deposits made by customers for future services provided by the Group. With the exception of mall deposits, which typically extend beyond a year based on the terms of the lease, the majority of these customer deposits and other deferred revenue are expected to be recognized as revenue or refunded to the customer within one year of the date the deposit was recorded.
The following table summarizes the liability activity related to contracts with customers:

	Outstanding chip liability		Loyalty program liability		Customer deposits and other deferred revenue(i)
	2022	2021	2022	2021	2022	2021
	US$ in millions
Balance at January 1	$65	$189	$26	$28	$401	$412
Balance at December 31	49	65	25	26	350	401
Decrease(ii)	$(16)	$(124)	$(1)	$(2)	$(51)	$(11)

____________________
(i)Of this amount, US$122 million, US$118 million and US$125 million as at December 31, 2022, December 31, 2021, and January 1, 2021, respectively, relates to mall deposits that are accounted for based on lease terms usually greater than one year.
(ii) The decrease noted in outstanding chip liability in 2021 primarily resulted from the closure of the fixed room junket operations in December 2021.